UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2009

DATA DOMAIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Mission College Blvd.

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 980-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger with EMC Corporation

On July 8, 2009, Data Domain, Inc., a Delaware corporation (“Data Domain”), EMC Corporation, a Massachusetts corporation (“EMC”) and Envoy Merger Corporation, a Delaware corporation and wholly owned subsidiary of EMC (the “Merger Sub”) entered into an Agreement and Plan of Merger (the “EMC Merger Agreement”). Pursuant to the terms of the EMC Merger Agreement, EMC has commenced a cash tender offer for all outstanding shares of Data Domain’s common stock at a purchase price of $33.50 per share, net to the seller in cash, without interest (the “Offer Price”).

As a condition to consummating the tender offer, Data Domain stockholders must validly tender (and not withdraw) shares constituting at least a majority of the outstanding shares of Data Domain common stock (taking into account any then outstanding warrants, options, benefit plans or obligations or securities convertible or exchangeable into shares of Data Domain common stock, but only to the extent then so exercisable, convertible or exchangeable) (the “Minimum Condition”) and the other conditions set forth in Annex A of the EMC Merger Agreement must have been satisfied. The tender offer is currently set to expire on July 17, 2009, but EMC may extend the tender offer for periods of up to 20 business days each in order to achieve the Minimum Condition and the other conditions set forth in Annex A of the Merger Agreement.

On a date and a time to be agreed upon by Data Domain, EMC and the Merger Sub, which date shall be no later than the second business day after the consummation of the tender offer, the Merger Sub will merge with and into Data Domain, and Data Domain will become a wholly owned subsidiary of EMC (the “Merger”). In the merger, the remaining stockholders of Data Domain, other than stockholders who have validly exercised their appraisal rights under the Delaware General Corporation Law, would be entitled to receive the Offer Price.

Data Domain has made various representations and warranties and agreed to specified covenants in the EMC Merger Agreement, including covenants relating to the conduct of Data Domain’s business between the date of the EMC Merger Agreement and the closing of the Merger. The EMC Merger Agreement also contains certain termination rights of Data Domain and EMC, but does not include a termination fee due for the termination of the EMC Merger Agreement by either party.

The foregoing description of the EMC Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the EMC Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the EMC Merger Agreement were made only for purposes of the EMC Merger Agreement and as of specified dates, were solely for the benefit of the parties to the EMC Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the EMC Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the EMC Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Data Domain, EMC, the Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the EMC Merger Agreement, which subsequent information may or may not be fully reflected in Data Domain’s public disclosures.

Item 1.02 Termination of a Material Definitive Agreement.

Agreement and Plan of Merger with NetApp, Inc

On July 8, 2009, the Agreement and Plan of Merger, dated as of May 20, 2009, as amended, by and among Data Domain, NetApp, Inc., Kentucky Merger Sub One Corporation and Derby Merger Sub Two Corporation (the “NetApp Merger Agreement”) was terminated in its entirety by Data Domain pursuant to the terms and conditions of the NetApp Merger Agreement. In connection with the termination of the NetApp Merger Agreement, Data Domain has cancelled its special meeting of stockholders scheduled for August 14, 2009 (the “Special Stockholders’ Meeting”).

Also on July 8, 2009, Data Domain paid to NetApp a Fifty-Seven Million Dollar ($57,000,000) termination fee in accordance with the termination of the NetApp Merger Agreement pursuant to the terms and conditions thereof.

Item 8.01 Other Information.

On July 8, 2009, Data Domain issued a press release relating to the entry into the EMC Merger Agreement, the termination of the NetApp Merger Agreement and the cancellation of the Special Stockholders’ Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains forward-looking statements that involve risk and uncertainty. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the expected completion and effects of the tender offer and the merger, statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Statement regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Data Domain stockholders will tender their stock in the offer; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of the transaction making it more difficult to maintain existing relationships with employees, customers or business partners; and other business effects, including the effects of industry, economic or political conditions outside of Data Domain’s control. Actual results may differ materially from those in the projections or other forward-looking statements. For information regarding other related risks, please see the “Risk Factors” section of Data Domain’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent filings on Form 10-K and Form 10-Q. Data Domain assumes no obligation and does not intend to update these forward-looking statements.

Securities Law Disclosure

This report is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Data Domain common stock will be made only pursuant to the offer to purchase and related materials that EMC has filed with the SEC. Data Domain stockholders and other investors should read these materials carefully because they contain important information, including the terms and conditions of the offer. These materials and any other documents filed by EMC or Data Domain with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov and by contacting Data Domain Investor Relations at (408) 980-4909. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Data Domain’s website at www.datadomain.com. Investors and security holders are urged to read the Schedule TO, as amended, and the Schedule 14D-9, as amended, and the other relevant materials before making any investment decision with respect to the EMC tender offer. Data Domain has discontinued solicitation of proxies for the cancelled special meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among Data Domain, Inc., EMC Corporation and Enjoy Merger Corporation, a direct, wholly owned subsidiary of EMC Corporation.

99.1	Press Release by Data Domain, Inc., dated July 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA DOMAIN, INC.

Date: July 8, 2009	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among Data Domain, Inc., EMC Corporation and Enjoy Merger Corporation, a direct, wholly owned subsidiary of EMC Corporation.

99.1	Press Release by Data Domain, Inc., dated July 8, 2009.